Supplement Dated August 22, 2013
to
Prospectus Dated May 1, 2013
(Prospectus for Contracts Issued on or after December 3, 2012)
For
Protective Dimensions Variable Annuity Contract
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity contract prospectus.
Please read this Supplement carefully and keep it with your prospectus for future reference.

Effective September 3, 2013, we will temporarily reduce the maximum aggregate Purchase Payment(s) we will accept under the Contract from $1,000,000 to $200,000 for Contracts issued on or after September 3, 2013.*  We will not accept any initial or subsequent Purchase Payment that, together with any prior Purchase Payment(s), exceeds $200,000.  Accordingly, any application for a Dimensions Contract dated after Friday, August 30, 2013 that is accompanied by an initial Purchase Payment that exceeds $200,000 will be returned to your sales representative’s broker-dealer.  Also, any subsequent Purchase Payment we receive for Contracts issued on or after September 3, 2013 that, together with any prior Purchase Payment(s) (including the initial Purchase Payment), exceeds $200,000 will be returned to your sales representative’s broker-dealer.  This limitation will remain in effect until at least January 15, 2014.

We reserve the right to limit, suspend, or reject any Purchase Payment at any time, and/or limit the Investment Options to which you may direct Purchase Payments. We may do so for all Contracts or only certain classes of Contracts. If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also impact your ability to make annual contributions to certain Qualified Contracts. Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

* This restriction does not apply to Contracts issued on or after September 3, 2013 with applications dated August 30, 2013 or earlier:
1.	so long as we receive the initial Purchase Payment in good order by September 9, 2013; or
2.
if all or part of the initial Purchase Payment comes tax-free from an annuity or life insurance contract that you own (or owned) or from a retirement plan that receives favorable tax treatment under sections 401, 403, 408, 408A or 457 of the Code in which you are (or were) invested, so long as we receive all required paperwork in good order by September 16, 2013.